Exhibit 10.2
                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

                                      AMONG

                              SURETY HOLDINGS CORP.

                                       AND

                                MILLENNIUM SPORTS
                              & ENTERTAINMENT, INC.

                                       AND

                         MILLENNIUM INTERNATIONAL SPORTS
                              & ENTERTAINMENT, LLC


       Pursuant to Section 16 of the Asset Purchase Agreement by and among Surety Holdings Corp., Millennium Sports & Entertainment, Inc. ( the "Purchaser Subsidiary") and Millennium International Sports & Entertainment, LLC, (the "Company").the following instrument amends and modifies Section 2.1 as follows:

       1. The Purchase Price provided for in Section 2.1 is predicated on total revenues generated solely from the sale(s) of sports and entertainment memorabilia from the Company inventory as set forth on Disclosure Schedule 5.3.

       The parties agree that additional revenues on a net basis shall be credited towards the revenue requirements set forth in Section 2.1. By way of example, in the event the Purchaser Subsidiary arranges for a guest appearance; by an athlete, then the difference between the amount paid by the Purchaser Subsidiary for the athlete's appearance and the amount paid to the Purchaser Subsidiary for the appearance shall be credited to the revenue targets.

       In all other respects the Asset Purchase Agreement between the parties remains as drafted and has not been changed or modified.


                               SURETY HOLDINGS CORP., Purchaser

                               By:      /S/ HOWARD R. KNAPP
                               Name:        HOWARD R. KNAPP
                               Title:       Chief Financial Officer, Director

                               MILLENNIUM INTERNATIONAL SPORTS &
                               ENTERTAINMENT, LLC, Seller

                               By:      /S/ NAT MANZELLA
                               Name:        NAT MANZELLA
                               Title:       Member


                               MILLENNIUM SPORTS & ENTERTAINMENT, INC.
                               Purchaser Subsidiary

                               By:      /S/ HOWARD R. KNAPP
                               Name:        HOWARD R. KNAPP
                               Title:       Chief Financial Officer, Director


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